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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Towne Services, Inc.'s previously filed Registration Statement File No. 333-53341.


/s/ Arthur Andersen LLP
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Arthur Andersen LLP


Atlanta, Georgia
March 24, 1999